UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 6, 2026

COLUMBUS ACQUISITION CORP
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42485	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

14 Prudential Tower

Singapore 049712

(Address of principal executive offices)

(+1) 949 899 1827

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value, and one Right to acquire one-seventh of one ordinary share	COLAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	COLA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-seventh of one ordinary share	COLAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed, on November 9, 2025, Columbus Acquisition Corp, an Cayman Islands exempted company (the “Company”), entered into a business combination agreement (as it may be amended, supplemented, or otherwise modified from time to time, including by the First Amendment (as described below), the “BCA”) with WISeSat.Space Holdings Corp., a British Virgin Islands business company (“Pubco”), WISeSat Merger Sub Corp., a Cayman Islands exempted company and a wholly owned subsidiary of Pubco (“Merger Sub”), WISeSat.Space Corp., a British Virgin Islands business company (the “Target”), WISeKey International Holding Ltd., a Swiss company (together with its successors, “WISeKey”), and pursuant to a Joinder Agreement, dated as of December 12, 2025, SEALSQ Corp, a British Virgin Islands business company and an affiliate of WISeKey (“SEALSQ”, and together with WISeKey, the “Sellers”).

On August 6, 2026, the Company entered into the First Amendment (this “First Amendment”) to the BCA with Pubco, Merger Sub, the Target, and Sellers. Capitalized terms used herein but not defined herein have the meanings ascribed thereto in the BCA. Pursuant to the First Amendment, the parties agreed to extend the Outside Date to October 31, 2026.

The foregoing summary of the First Amendment does not purport to be complete and is qualified in its entirety by reference to the First Amendment, a copy of which is filed as Exhibit 2.1 and is incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed transaction, Pubco has filed with the SEC a registration statement on Form F-4 (Registration No. 333-296969) that includes a proxy statement for the shareholders of the Company that also constitutes a prospectus of the Company. The Company urges investors, shareholders and other interested persons to read the preliminary proxy statement/prospectus as well as other documents filed with the SEC because these documents will contain important information about the Company, Pubco, Target, Seller, Merger Sub and the proposed transactions. After the registration statement is declared effective, the definitive proxy statement/prospectus to be included in the registration statement will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed transactions. Shareholders will also be able to obtain a copy of the proxy statement/prospectus, without charge by directing a request to eric.zhang@herculescapital.group. The preliminary and definitive proxy statement/prospectus to be included in the registration statement, once available, can also be obtained, without charge, at the SEC’s website (www.sec.gov).

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions described herein, and does not constitute an offer to sell or a solicitation of an offer to buy any securities of the Company or the Target, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.

Participants in the Solicitation

The Company, the Target and their respective directors and executive officers may be considered participants in the solicitation of proxies with respect to the proposed transactions under the rules of the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K, which was filed with the SEC on March 19, 2026. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders in connection with the proposed transactions will be set forth in the proxy statement/prospectus when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

Certain statements contained in this Current Report on Form 8-K may be considered forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act and Section 21E of the Exchange Act, including statements regarding the proposed transaction involving the Company and the Target, and the ability to consummate the proposed transaction. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely”, “believe,” “estimate,” “project,” “intend,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: (i) the risk that the conditions to the closing of the proposed transaction are not satisfied, including the failure to timely or at all obtain shareholder approval for the proposed transaction or the failure to timely or at all obtain any required regulatory approval; (ii) uncertainties as to the timing of the consummation of the proposed transaction and the ability of each of involving the Company and the Target to consummate the proposed transaction; (iii) the possibility that other anticipated benefits of the proposed transaction will not be realized, and the anticipated tax treatment of the proposed transaction; (iv) the occurrence of any event that could give rise to termination of the proposed transaction; (v) the risk that shareholder litigation in connection with the proposed transaction or other settlements or investigations may affect the timing or occurrence of the proposed transaction or result in significant costs of defense, indemnification and liability; (vi) changes in general economic and/or industry specific conditions; (vii) possible disruptions from the proposed transaction that could harm the Company business; (viii) the ability of the Company to retain, attract and hire key personnel; (ix) potential adverse reactions or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction; (x) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xi) legislative, regulatory and economic developments; (xii) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism, outbreak of war or hostilities and any epidemic, pandemic or disease outbreak, as well as management’s response to any of the aforementioned factors; and (xiii) other risk factors as detailed from time to time in the Company’s reports filed with the SEC, including the Company’s annual report on Form 10-K, periodic quarterly reports on Form 10-Q, periodic current reports on Form 8-K and other documents filed with the SEC. The foregoing list of important factors is not exclusive. Neither the Company nor the Target can give any assurance that the conditions to the proposed transaction will be satisfied. Except as required by applicable law, neither the Company nor the Target undertakes any obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.01 Regulation FD Disclosure

On August 6, 2026, the Company, Pubco and Target entered into a subscription agreement (the “Subscription Agreement”) with SEALSQ, an affiliate and shareholder of Target (the “PIPE Investor” and such investment, the “PIPE Investment”). Pursuant to the Subscription Agreement, the PIPE Investor agreed to subscribe for and purchase, and Pubco agreed to issue and sell to the PIPE Investor, contemporaneously with the closing of the business combination contemplated in the BCA, $10,000,000 (the “PIPE Investment Amount”) in Pubco Ordinary Shares (as defined in the BCA) (such shares, the “Subscription Shares”), at a price per share equal to the Redemption Price, as defined below (the “PIPE Purchase Price”), on the terms and subject to the conditions set forth in the Subscription Agreement. Assuming a Redemption Price of approximately $10.66 per share as of June 30, 2026, the number of Subscription Shares would be 938,086 Pubco Ordinary Shares. The form of the Subscription Agreement will be filed as an exhibit to Target’s Amendment No. 2 to Form F-4 (filed with the Securities Exchange Commission on August 6, 2026). The “Redemption Price” is the price per share paid to holders of publicly traded Company ordinary shares which have elected to redeem at the Company’s extraordinary meeting of shareholders for approval of the BCA and related matters, in each case in accordance with the Company’s CAC’s amended and restated memorandum and articles of association.

Under the Subscription Agreement, Pubco is required to issue additional Subscription Shares to the PIPE Investor (“Additional Subscription Shares”) in the event that the volume weighted average price (the “VWAP”) of the Pubco Ordinary Shares for the 10 consecutive trading days ending on the 60th calendar date (or if such date is not a trading date, on the next subsequent trading day) after the closing of the business combination (the “VWAP Price”) is less than the PIPE Purchase Price, with the number of Additional Subscription Shares equal to the PIPE Investment Amount, divided by VWAP Price (which may not be less than $5.00 per share), less the number of Subscription Shares.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
10.1	First Amendment to the Business Combination Agreement, dated as of August 6, 2026, by and among Columbus Acquisition Corp, WISeSat.Space Holdings Corp., WISeSat Merger Sub Corp., WISeSat.Space Corp., WISeKey International Holding Ltd, and SEALSQ Corp.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Columbus Acquisition Corp

	By:	/s/ Fen Zhang
	Name:	Fen Zhang
	Title:	Chief Executive Officer

Date: August 6, 2026

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